Exhibit 99.2 February 28, 2024 Fourth Quarter and Full Year 2023 Financial Results

Welcome and Participants Dr. Jeffrey Graves President & Chief Executive Officer Jeffrey Creech Executive Vice President & Chief Financial Officer Andrew Johnson Executive Vice President, Chief Corporate Development Officer & Chief Legal Officer Mick McCloskey Vice President, Treasury & Investor Relations To participate via phone, please dial: 1-201-689-8345 2

Forward Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward- looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our Quarterly Reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3

Dr. Jeffrey Graves President & Chief Executive Officer 4

Why Invest?


Global 3D Printing Market
$80B+
2029[1]
~$15B
2021[1]
~21%
CAGR Over
Next 5-7 Years[2]

Why choose additive manufacturing (AM)?

- ✓ Design Flexibility
- ✓ Low Volume Parts
- ✓ Mass Customization
- ✓ Supply Chain Flexibility

Why 3D Systems?

- ✓ **Unmatched combination of portfolio and scale**
  - ➢ Broadest range of technologies (metals, polymers, materials & software)
  - ➢ One of the largest in the industry
- ✓ **Strong balance sheet allows flexibility to react to short-term headwinds while continuing to invest in future growth**

1 Based on Fortune Business Insights.
2 Average based on Fortune Business Insights, Grand View Research, Markets and Markets, Modor Research, and Wohlers Report.

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2023 in Review • Challenging 2023 for AM industry ▪ Significant FY’23 headwind in our dental orthodontics business, ~39% decline vs. FY’22 ▪ Challenging macroeconomic and uncertain geopolitical environment created headwinds for remaining businesses, particularly printer sales • Strong gross margin improvement ▪ Favorable mix and impact of optimization initiatives, such as in-sourcing manufacturing • Taking definitive measures to establish profitability ▪ Targeting to deliver break even or better Adj. EBITDA in flat revenue environment 6

Right-Sizing Cost, Preserving Mission-Critical Growth Strong balance sheet supports ability to better Reducing costs to navigate current Implemented restructuring establish sustainable environment – healthy initiative in response to profitability but not cash reserves and current revenue compromising on mission- expectation for working environment critical growth vectors for capital improvement, driven long-term horizon by inventory reductions in FY’24 We are responding to the current macro environment in order to thrive, not just survive 7

End-to-End Solutions to Address Orthopedic Device Market

Applications throughout the human body





CMF (Cranio-Maxillofacial)

Surgical Planning + Guides + Implants

(~$2B)



Spine

Highest adoption of DMP 350 technology for Titanium spine cages

(~$10B)

Targeted for Future Growth



Foot & Ankle

Surgical Planning + Guides + Implants

(~$4B)



Hip & Knee

DMP 350 Dual/Triple aggressively targeting Titanium, Cobalt Chrome printing for large joints

(~$20B)

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Bright Future Ahead for Option 2 (2 slides) – I prefer the two slide Personalized Healthcare option. This image is very grainy. Where Personalized Healthcare delivered was this pulled from? double-digit full year revenue growth in 2023 Investing heavily to increase coverage into global markets as critical growth initiative Bullish on long-term growth opportunity; expect medical device business to triple revenue by 2030 9

Jetted Dentures Two unique materials Industry First Solution Enable production of superior monolithic dentures, combining beautiful aesthetics with outstanding performance, yielding a market-leading denture solution “The capabilities presented by the new jetted denture solution are unmatched in the industry. The combination of 3D Distinctive break-resistance Systems’ high-speed printing technology and its unique materials Ensures long product life, meeting a critical patient requirement deliver dentures with superior durability and aesthetics.” – Stephenie Goddard, CEO, Glidewell Expands addressable market New denture product family dramatically expands company’s addressable dental market, with denture demand estimated to exceed $2 billion by 2028 10

Industrial Metal Printing Innovation Semiconductor Capital Equipment, Shipbuilding, Aerospace & Defense • AM generating greater momentum in semiconductors, shipbuilding, aerospace and defense • Lower technical barriers to entry with proven solutions for many materials and applications • Parts consolidation enables accelerated time to market • Freedom of design facilitates improved performance • Continue to make important strides in helping to mitigate supply chain disruption 11

Building Momentum on a Historic Technology Roadmap ➢ Delivered 9 new products during 4Q’23 ➢ 5 new materials ➢ 3 printer upgrades ➢ 1 key accessory ➢ Recently shipped our first MJP300W and production ramp is ongoing ➢ Completed validation testing on SLS300, ramping production and shipments by 1H’24 ➢ On track for DMP 350 Triple ➢ Ongoing prototype validation testing for PSLA 270 12

Regenerative Medicine Initiative

Human Organs

United Therapeutics CORPORATION | 3D SYSTEMS

Most Complex Object Ever 3D Printed


3D printed
human lung scaffold

- ✓ 2 Lobes
- ✓ 5,000 kilometers of vasculature
- ✓ 213 Million Alveoli
- ✓ 44 Trillion Voxels

Regenerative Tissue Program

Vascularized Breast Tissue Scaffold
for Implantation & Cellularization



Drug Development

systemicBIO™ a 3D Systems company

Bioprinted "Organ-on-a-chip"
can accurately replicate organ-specific drug response in pre-clinical drug trials


h-VIOS$_2$ chip
with perfused vasculature

Investing to reflect the increasing maturation of our exciting new technology as we move from early-stage conceptual development toward commercial application…

Systemic Bio Simplifying the challenges in drug discovery 9 in 10 $2.6B 12 YEARS in development 1 2 DRUGS FAIL CLINICAL TRIALS 1 PER DRUG APPROVED FOR FDA APPROVAL • Wholly-owned subsidiary formed in 2022 • h-VIOS , proprietary organ- on-a-chip platform allows pharma companies to test their drug on cellularized chip that mimics response in human organs during trials • Closed contracts with 2 out of 4 of world’s largest pharma companies in FY’23, with 5,000– 10,000compounds 5-10 1 growing pipeline for future 3 3 3 Phase I Preclinical Approved Sciencedirect.com Nature.com FDA.gov 1 2 3

2024 Expectations ✓ Expect relatively flat FY’24 revenues given continued macro softness ✓ In-sourcing and restructuring initiatives provide a strong foundation for margins today…expect continued benefit going forward ✓ Expect breakeven or better Adj. EBTIDA in flat top-line environment 15

Jeffrey Creech Chief Financial Officer 16

Full Year Revenue Summary

($ in millions)

ISG


$277
$275
FY'22
FY'23

- *ISG revenues declined ~1% YoY largely impacted by lower printer sales in tough macro backdrop*
- *Tailwinds in Transportation, Aerospace & Defense and Semiconductor offset by headwinds in Jewelry and other industrial markets*

HSG


$261
$213
FY'22
FY'23

- *HSG declined ~18% YoY driven by headwind in dental orthodontics business*
- *~39% YoY decline in dental orthodontics*
- *Personalized Healthcare grew ~12% YoY*

Consolidated


$538
$488
FY'22
FY'23

- *YoY revenue declined ~9% primarily driven by headwinds in dental orthodontics business*

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Q4 Revenue Summary

($ in millions)

ISG


$72
$64
Q4'22
Q4'23

- *ISG revenues declined ~12% YoY, primarily driven by broader macro-related weakness across industrial customers in printer sales*
- *Partially offset by strong performing markets such as Aerospace & Defense and Semiconductors*

HSG


$61
$51
Q4'22
Q4'23

- *HSG declined ~16% YoY primarily due to decline in dental orthodontics business YoY from consumer spending headwinds*
- *Partial offset as Personalized Healthcare grew ~11% YoY*

Consolidated


$133
$115
Q4'22
Q4'23

- *YoY revenue declined ~14% primarily driven by headwinds in dental orthodontics business & broader macro-related softness in printer sales*
- *Partially offset by Q4 growth in materials & services*

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Gross Profit Margin (Non-GAAP) Full Year Compare Fourth Quarter Compare +100 bps +130 bps Full Year Drivers 41.9% 41.1% 40.9% • Continued execution of cost 39.8% optimization efforts & favorable mix Fourth Quarter Drivers • Predominantly favorable mix FY'22 FY'23 Q4'22 Q4'23 19 See Appendix for a reconciliation of Non-GAAP Gross Profit Margin

Earnings (Non-GAAP)

($ in millions, except per share amounts)

	FY'22	FY'23	Change YoY
Adj. EBITDA	($5.8)	($24.5)	($18.7)
Non-GAAP Diluted loss per share	($0.23)	($0.26)	($0.03)
	Q4'22	**Q4'23**	**Change YoY**
Adj. EBITDA	($4.8)	($12.3)	($7.5)
Non-GAAP Diluted loss per share	($0.06)	($0.11)	($0.05)

YoY decline driven by lower revenues in addition to:

- Investments in Regenerative Medicine for future growth
- Higher than normal OpEx spend primarily in 4Q'23
  - External support for YE audit and CFO transition
  - IT cybersecurity transformation
  - Advisory & legal fees in association with debt repurchase

FY'23 Non-GAAP earnings excludes ~$313 million non-cash expense associated with impairment & ~$32 million gain on debt repayment

See Appendix for a reconciliation of Adjusted EBITDA.
See Appendix for reconciliation of GAAP and Non-GAAP Diluted loss per share.

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Strong Balance Sheet • Ended the quarter with $331.5 million of cash • Invested cash throughout FY’23 - working capital (e.g. in- sourcing manufacturing), acquisitions and other investments (Wematter, Theradapative) and CapEx for growth programs • Opportunistically repurchased ~$135 million of 2026 Convertible Notes at substantial discount for ~$100 million cash in December to strengthen balance sheet • Current focus is on operational execution to improve working capital and deliver sustainable profitability 21

2024 Outlook Additional Commentary Full Year 2024 Guidance • Expect current macroeconomic and uncertain geopolitical environment to continue impacting $475 – $505 million Revenue top-line • Mid-point of revenue essentially flat YoY, with Non-GAAP seasonally soft start for Q1’24, down QoQ & YoY 42% – 44% Gross Margin • Expect sequential improvement throughout FY’24 after Q1 Non-GAAP $223 - $238 million • Gross margin improvement resulting from in- OpEx sourcing and efficiency initiatives • Break even or better Adj. EBITDA driven by margin Adjusted Break even or better improvement and cost reductions EBITDA 22

Q&A Session 1-201-689-8345 23

Thank You Find out more at: www.3dsystems.com 24

Appendix ©2022 3D Systems, Inc. | All Rights Reserved.

Presentation of Information 3D Systems reports its financial results in accordance with GAAP. Management also reviews and reports certain non-GAAP measures, including: non-GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non-GAAP Gross profit, non-GAAP Gross profit margin, non-GAAP Operating expenses, non-GAAP Operating (loss)/income, non-GAAP Interest and other income/(expense), net, non-GAAP Net income (loss), non-GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin. These non-GAAP measures exclude certain special items that management does not view as part of 3D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results. Management believes that the non-GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period-over-period results. Additionally, management uses the non-GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. 3D Systems’ non-GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies. These non-GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP financial measures is provided in the accompanying schedules in the Appendix. 3D Systems does not provide forward-looking guidance for certain measures on a GAAP basis. The company is unable to provide a quantitative reconciliation of forward-looking non-GAAP gross profit margins and non-GAAP operating expenses to the most directly comparable forward-looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock-compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially. 26

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